UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2007

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2007, the Board of Directors amended Section 5.1 of the Corporation’s Amended and Restated By-Laws. Before the amendment, Section 5.1 read as follows:

Section 5.1 Form of Certificate. The shares of the Corporation shall be represented by certificates in such form as shall be determined by the Board of Directors.

As amended, Section 5.1 reads as follows:

Section 5.1 Securities. The securities of the Corporation shall be represented by certificates or may be uncertificated as shall be determined by the Board of Directors.

A copy of the amendment is filed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.01	Amendment No. 1 dated April 26, 2007 to the Amended and Restated By-Laws, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc.
(Registrant)

Date: April 30, 2007	By:	/s/ Paul Intlekofer
Paul Intlekofer
President and Chief Executive Officer

Exhibit No.	Description
3.01	Amendment No. 1 dated April 26, 2007 to the Amended and Restated By-Laws, filed herewith.